UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

☑    Filed by the Registrant         ☐    Filed by a Party other than the Registrant

Check the appropriate box:
☑	Preliminary Proxy Statement
◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This preliminary proxy statement is being filed because the registrant inadvertently filed its preliminary proxy statement on August 10, 2023 under the filing submission type used for definitive proxy statements (DEF 14A). This proxy statement is being filed solely to file the registrant’s preliminary proxy statement using the correct filing submission type for preliminary proxy statements (PRE 14A). Other than the inclusion of this Explanatory Note, this preliminary proxy statement is the same as the earlier filed preliminary proxy statement.

Notice of
Special Meeting &
Proxy Statement

VIRTUAL SPECIAL MEETING | October 10, 2023

Dear Fellow FuelCell Energy Stockholder

August [_], 2023

On behalf of the Board of Directors of FuelCell Energy, Inc. and our senior management team, we are pleased to invite you to the special meeting of stockholders (the “Special Meeting”) to be held on Tuesday, October 10, 2023, at 1:00 p.m. Eastern Daylight Time. The Special Meeting will be conducted virtually via live audio webcast on the Internet.

2023 has developed as a dynamic year for our industry. We are encouraged by continuing governmental policy and fiscal support globally for decarbonization as well as the advancement of practical net-zero strategies across commercial enterprises. Accordingly, FuelCell Energy continues to focus on accelerating our Powerhouse Business Strategy, which is rooted in the three key pillars of “Grow, Scale, and Innovate.” To help facilitate this growth, we continue to make substantial investments in our people, platforms and facilities, including early-stage planning for a new 400-megawatt annual capacity manufacturing facility in the United States focused on our new solid oxide platform offering. Add to this opportunity the significant markets we see developing for carbon capture, carbon separation, and distributed hydrogen solutions, and we believe we are positioned to provide solutions for some of the world’s key environmental and infrastructure challenges.

It is with this environment as a backdrop that we have worked to advance capital investments across our business that we believe will accelerate the growth of the Company, allow us to continue to commercialize new, innovative products and position FuelCell Energy as a leader in the global drive to decarbonize power and provide for the affordable, distributed production of hydrogen.

The Special Meeting is being called to ask our stockholders to consider and approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock of the Company by 500,000,000 shares to ensure that the Company has shares available for future issuance in connection with, among other things, potential acquisitions, investment opportunities, raising capital for commercialization of our advanced technologies, project advancement and financing, the establishment of collaboration or other strategic agreements, capital raising transactions and future offerings of common stock.

If this proposal is not approved by our stockholders, it will impede FuelCell Energy’s ability to raise equity capital should the need arise. If FuelCell Energy is not able to raise equity capital, it may cause the loss of significant business opportunities, prevent the commercialization of our advanced technologies or completion of projects and limit our ability to execute on our business plan, any of which could adversely affect our financial performance, growth and ability to continue our operations. For additional information, I encourage each stockholder to please review the Proxy Statement for the Special Meeting in its entirety.

This same proposal was submitted to the stockholders for consideration at the Company’s 2023 Annual Meeting of Stockholders. Unfortunately, the proposal did not receive sufficient votes for approval at the 2023 Annual Meeting. Because the Board of Directors believes that approval of this proposal is in the best interests of the Company and its stockholders, the Board of Directors is asking the stockholders to consider this proposal again at the Special Meeting.

We sincerely appreciate your support, and we look forward to delivering on our shared vision of success and our purpose to enable a world empowered by clean energy. In order to continue the progress we have made toward our long-term goals, we need your vote.

Thank you for your investment in FuelCell Energy, Inc.

Sincerely,

JAMES H. ENGLAND

CHAIRMAN OF THE BOARD

Dear Fellow FuelCell Energy Stockholder

We are pleased to invite you to FuelCell Energy, Inc.’s Special Meeting of Stockholders to be held on October 10, 2023 at 1:00 p.m. Eastern Daylight Time. The Special Meeting will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. This booklet includes the Notice of Special Meeting and Proxy Statement.

The Proxy Statement fully describes the business we will conduct at the Special Meeting and provides information about the Company that you should consider when voting your shares.

As a stockholder, your vote is very important, and we request that you vote your shares as promptly as possible. We encourage you to vote your shares by proxy even if you do not plan to attend the Special Meeting.

The Board of Directors recommends the approval of the proposals being presented at the Special Meeting as being in the best interest of the Company and its stockholders.

Sincerely,

JASON FEW

PRESIDENT & CHIEF EXECUTIVE OFFICER

“YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO
VOTE YOUR SHARES BY PROXY EVEN IF YOU DO NOT
PLAN TO ATTEND THE MEETING. THANK YOU.”

Notice of Special Meeting of Stockholders

MEETING INFORMATION

October 10, 2023

1:00 p.m. Eastern Daylight Time

The Special Meeting of Stockholders will be a completely “virtual meeting”, conducted via live audio webcast on the Internet. You will be able to attend the Special Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2023SM and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

ITEMS OF BUSINESS

1.	To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 500,000,000 shares to 1,000,000,000 shares (the “Increase Authorized Shares Proposal”);
2.	To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Increase Authorized Shares Proposal (the “Adjournment Proposal”); and
3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

RECORD DATE

Holders of record of our common stock on August 14, 2023, the record date, are entitled to notice of, and to vote at, the Special Meeting.

MATERIALS TO REVIEW

This booklet contains our Notice of Special Meeting and Proxy Statement, which fully describes the business we will conduct at the Special Meeting.

PROXY VOTING

It is important that your shares are represented and voted at the Special Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.

ADMISSION TO THE SPECIAL MEETING

To attend the Special Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.

By Order of the Board of Directors,

JOSHUA DOLGER

Executive Vice President, General Counsel,

and Corporate Secretary

August [_], 2023

REVIEW YOUR PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE IN ONE OF FOUR WAYS:

INTERNET	BY TELEPHONE	BY MAIL	VIA WEBCAST

Visit the website on your proxy card Or scan the following QR Code	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the virtual Special Meeting See page 5 for instructions on how to attend

Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 10, 2023: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Alliance Advisors, LLC, the proxy solicitation agent for FuelCell Energy, Inc., by telephone at (888) 490-5067 (toll free) or by email at fcel@allianceadvisors.com.

Special Meeting Proxy Statement	3

Proxy Statement

FuelCell Energy, Inc., a Delaware corporation (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”), is providing you with this Proxy Statement in connection with the solicitation by FuelCell’s Board of Directors (the “Board”) of proxies to be voted at FuelCell’s Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be a completely “virtual meeting” of stockholders to be held on October 10, 2023 at 1:00 p.m. Eastern Daylight Time. You will be able to attend the Special Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.virtualshareholdermeeting.com/FCEL2023SM and entering the 16-digit control number included in our notice of internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. The address of our principal executive office is 3 Great Pasture Road, Danbury, Connecticut 06810.

The Board has set the close of business on August 14, 2023 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of, and to vote at, the Special Meeting.

As of August 14, 2023, there were [450,144,264] shares of common stock outstanding and entitled to vote at the Special Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.

We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement. The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the Proxy Statement by mail unless they have previously requested delivery of materials electronically.

The Notice of Special Meeting, Proxy Statement and proxy card are being distributed and made available to our stockholders on or about August [22], 2023.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 10, 2023: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com (using the 16-digit control number included in our notice of internet availability of proxy materials, on your proxy card or in the instructions that accompanied your proxy materials), as well as on our website at www.fuelcellenergy.com.

Special Meeting Proxy Statement	4

Proxy Summary

This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote.

ELIGIBILITY TO VOTE

Holders of record of our common stock at the close of business on August 14, 2023, the record date, are entitled to vote at the Special Meeting of Stockholders.

HOW TO VOTE

You may submit your proxy or vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card or Notice of Special Meeting available and follow the instructions. Proxies submitted online or via telephone prior to the commencement of the Special Meeting will be accepted until 11:59 p.m. (EDT) on October 9, 2023. See “Meeting Attendance” below for instructions on how you may vote your shares electronically during the Special Meeting.

ONLINE AT www.proxyvote.com	BY TELEPHONE AT 1-800-690-6903	ONLINE using your mobile device by scanning the QR Code	BY MAIL by voting, signing and timely mailing your Proxy Card

MEETING INFORMATION

TIME AND DATE:	VIRTUAL MEETING ADDRESS:
October 10, 2023 at 1:00 p.m. (EDT)	www.virtualshareholdermeeting.com/FCEL2023SM

MEETING ATTENDANCE

The Special Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Special Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2023SM. To participate in the Special Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Special Meeting. However, even if you plan to attend the virtual Special Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

You are entitled to attend the virtual Special Meeting only if you were a stockholder as of the record date for this Special Meeting, which was August 14, 2023, or you hold a valid proxy for the Special Meeting. If you were a stockholder as of the record date, you may attend

Special Meeting Proxy Statement	5

the Special Meeting, vote and submit a question during the Special Meeting by visiting www.virtualshareholdermeeting.com/FCEL2023SM and using your 16-digit control number to enter the Special Meeting.

STOCKHOLDER VOTING MATTERS

Proposals	Board & Management Recommendation	Page Reference (for more detail)

1. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 500,000,000 shares to 1,000,000,000 shares (the “Increase Authorized Shares Proposal”)

	For	Page 9

2. To approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Increase Authorized Shares Proposal (the “Adjournment Proposal”)

	For	Page 12

COMPANY PROFILE

Headquartered in Danbury, Connecticut, FuelCell Energy has leveraged five decades of research and development to become a global leader in delivering environmentally responsible, distributed baseload energy platform solutions through our proprietary fuel cell technology. Our current commercial technology produces electricity, heat, hydrogen and water while separating carbon for utilization and/or sequestration. We continue to invest in developing and commercializing future technologies expected to add new capabilities to our platforms’ abilities to deliver hydrogen and long duration hydrogen-based energy storage through our solid oxide technologies, as well as further enhance our existing platforms’ carbon capture solutions.

FuelCell Energy is a global leader in sustainable clean energy technologies that address some of the world’s most critical challenges around energy access, security, safety and environmental stewardship. As a leading global manufacturer of proprietary fuel cell technology platforms, FuelCell Energy is uniquely positioned to serve customers worldwide with sustainable products and solutions for industrial and commercial businesses, utilities, governments and municipalities.

Visit us online at www.fuelcellenergy.com and follow us on Twitter @FuelCell_Energy.

Websites

Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of or incorporated by reference into this Proxy Statement or any of our other filings with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Proxy Statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our plans and expectations with respect to the continuing development and commercialization of our current and future fuel cell technologies, the potential uses of additional authorized shares of common stock (if the Increase Authorized Shares Proposal is approved), the potential impacts and effects of the approval by the stockholders of the Increase Authorized Shares Proposal and the potential impacts and effects of the failure of the stockholders to approve the Increase Authorized Shares Proposal. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Factors that could cause such a difference are disclosed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2022, our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2023, and subsequent Quarterly Reports on Form 10-Q. Stockholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this Proxy Statement are made only as of the date of this document, unless otherwise specified, and, except as required by law, we assume no obligation, and disclaim any obligation, to update such statements to reflect events or circumstances occurring after the date of this Proxy Statement.

Special Meeting Proxy Statement	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 14, 2023 with respect to: (a) each of our directors; (b) each of our named executive officers named in the Fiscal Year 2022 Summary Compensation Table on page 52 of our Definitive Proxy Statement filed with the SEC on February 17, 2023; (c) all of our directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than five percent of the outstanding common stock of the Company.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on [450,144,264] shares of common stock outstanding on August 14, 2023. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding all shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of August 14, 2023 and shares of common stock issuable upon the vesting of restricted stock units within 60 days of August 14, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

Unless indicated otherwise, the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

		Number of Shares	Percentage
Name	Position	Beneficially Owned(1)	Beneficially Owned
Directors and Named Executive Officers
Jason Few	President, Chief Executive Officer and Director	[501,302]	*
Michael S. Bishop	Executive Vice President and Chief Financial Officer	[41,361]	*
Michael J. Lisowski	Executive Vice President and Chief Operating Officer	[26,039]	*
Joshua Dolger	Executive Vice President, General Counsel and Corporate Secretary	[3,502]	*
Mark Feasel	Executive Vice President and Chief Commercial Officer	[61,666]	*
James H. England(2)	Director	[8,836]	*
Matthew F. Hilzinger(3)	Director	[277]	*
Natica von Althann(4)	Director	[4,167]	*
Cynthia Hansen(5)	Director	[18,579]	*
Donna Sims Wilson(6)	Director	[8,143]	*
Betsy Bingham(7)	Director	—	*
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (12 PERSONS)	—	[699,836]	*
Greater than 5% Stockholders
BlackRock, Inc.(8)	—	[41,638,351]	[9.25]%
The Vanguard Group – 23-1945930(9)	—	[38,273,473]	[8.50]%

*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2)

Mr. England’s shareholdings include options to purchase 8,558 shares of common stock, which are currently exercisable. His shareholdings as reported do not include [103,702] vested deferred shares of common stock and 134,144 vested deferred stock units.

(3)

Mr. Hilzinger’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable. His shareholdings do not include 13,222 vested deferred shares of common stock and 134,144 vested deferred stock units.

Special Meeting Proxy Statement	7

(4)

Ms. von Althann’s shareholdings include options to purchase 277 shares of common stock, which are currently exercisable. Her shareholdings do not include [32,856] vested deferred shares of common stock and 113,493 vested deferred stock units.

(5)

Ms. Hansen shares voting and dispositive power with her spouse with respect to all 18,579 shares. Her shareholdings do not include [33,032] vested deferred shares of common stock and 62,377 vested deferred stock units.

(6)	Ms. Wilson’s shareholdings do not include 62,377 vested deferred stock units.
(7)	Ms. Bingham's shareholdings do not include 23,732 vested deferred shares of common stock and 65,444 vested deferred stock units.
(8)

The number of shares beneficially owned is as of [April 30, 2023], as reported by BlackRock, Inc. in Amendment No. 4 to Schedule 13G filed with the SEC on [May 5, 2023]. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. BlackRock, Inc. has sole power to vote or direct the vote with respect to [41,042,945] of these shares and sole power to dispose or to direct the disposition of [41,638,351] of these shares.

(9)

The number of shares beneficially owned is as of [December 30, 2022], as reported by The Vanguard Group — 23-1945930 in Amendment No. 2 to Schedule 13G filed with the SEC on [February 9, 2023]. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The Vanguard Group has shared power to vote or direct the vote with respect to [568,251] of these shares, sole power to dispose or to direct the disposition of [37,306,249] of these shares, and shared power to dispose or to direct the disposition of [967,224] of these shares. The Vanguard Group does not have the sole power to vote or direct the vote with respect to any of these shares.

Special Meeting Proxy Statement	8

Proposal 1

The Increase Authorized Shares Proposal

General Description of Proposal

The Board believes that it is advisable and in the best interests of the Company and our stockholders to amend the Certificate of Incorporation of the Company, as amended (the “Certificate”), to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares. Accordingly, subject to stockholder approval (which we are hereby seeking), the Board has approved and declared advisable a proposed amendment to the Certificate that increases the number of authorized shares of common stock from 500,000,000 shares to 1,000,000,000 shares, which, when combined with the existing authorized preferred stock, results in total authorized shares of 1,000,250,000. The form of the proposed amendment is attached as Annex A to this Proxy Statement. The discussion below is qualified in its entirety by reference to the actual text of the proposed amendment as set forth in Annex A. An increase in the number of authorized shares alone will not have a dilutive effect on the ownership percentage of our existing common stockholders; only the actual issuance of additional common stock would have such an effect.

This proposal is referred to in this Proxy Statement as the “Increase Authorized Shares Proposal” or “Proposal 1.”

Current Capitalization

As of August 14, 2023, we were authorized to issue up to 500,000,000 shares of common stock, [450,144,264] shares of our common stock were issued and outstanding, and, as described in the table below, [49,215,123] shares of our common stock were reserved for issuance.

Shares of Common
Stock Reserved for
Issuance
Shares Reserved for Potential Issuance Under the 2022 Open Market Sale Agreement	[32,179,175]
Shares Reserved for Issuance Upon Conversion of 5% Series B Cumulative Convertible Perpetual Preferred Stock	[37,837]
Shares Reserved for Future Issuance Under the 2018 Employee Stock Purchase Plan, as amended and restated	[481,278]
Shares Reserved for Issuance Upon Exercise of Outstanding Options to Purchase Common Stock	[18,291]
Shares Reserved for Issuance Upon Vesting of Time-Based Restricted Stock Units	[5,047,283]
Shares Reserved for Issuance Upon Vesting of Performance Stock Units	[4,253,392]
Shares Reserved for Future Issuance Under Second Amended and Restated 2018 Omnibus Incentive Plan	[7,197,867]
TOTAL SHARES OF COMMON STOCK RESERVED FOR ISSUANCE AS OF AUGUST 14, 2023	[49,215,123]

In addition to the authorized shares of common stock, the Company is authorized to issue up to 250,000 shares of preferred stock, par value $0.01 per share, in one or more series designated by our Board, of which 105,875 shares have been designated as 5% Series B Cumulative Convertible Perpetual Preferred Stock (“Series B Preferred Stock”). Pursuant to the Certificate, our undesignated shares of

Special Meeting Proxy Statement	9

preferred stock include all of our shares of preferred stock that were previously designated as Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, as all such shares have been retired and therefore have the status of authorized and unissued shares of preferred stock undesignated as to series. On August 14, 2023, 64,020 shares of Series B Preferred Stock were issued and outstanding. Neither the number of shares of preferred stock that the Company is authorized to issue, nor the preferences, rights or other characteristics of any preferred stock, would be changed by this Increase Authorized Shares Proposal.

Purpose of the Amendment

The Board is recommending the increase in authorized shares of common stock for future corporate needs. The Board believes that these additional shares will provide the Company with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. The [640,613] shares of common stock available for issuance (after taking into account the number of shares of common stock that are outstanding and reserved) as of August 14, 2023 represent approximately [0.13] percent of the 500,000,000 shares of common stock we are authorized to issue under the Certificate. If this Increase Authorized Shares Proposal is approved and the proposed amendment to the Certificate is filed and becomes effective, the number of authorized shares and the number of shares available for issuance will increase by 500,000,000 shares, resulting in [500,640,613] shares of common stock available for issuance, after taking into account the [49,215,123] shares of common stock reserved for issuance as of August 14, 2023. The [500,640,613] shares of common stock that would be available for issuance represent approximately [50.06] percent of the 1,000,000,000 shares of common stock that would be authorized for issuance.

Shares authorized may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, by regulatory agency, or under the rules of The Nasdaq Stock Market or any stock exchange on which our common stock may then be listed. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including, but not limited to, future acquisitions, investment opportunities, raising capital for commercialization of our advanced technologies, project advancement and financing, the establishment of collaboration or other strategic agreements, capital raising transactions utilizing equity or convertible debt securities, future at the market or other offerings of common stock, stock splits, stock dividends, issuance under current or future employee stock purchase plans or employee equity plans or for other corporate purposes. Currently, there are no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock presently outstanding. Holders of shares of our common stock (solely in their capacity as holders of shares of our common stock) have no preemptive rights or rights to convert their shares of our common stock into any other securities. Accordingly, should the Board elect to issue additional shares of our common stock, existing holders of shares of our common stock would not have any preferential rights to purchase the shares.

Potential Adverse Effects of the Amendment

Future issuance of common stock or securities convertible into our common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of our common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This Increase Authorized Shares Proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment of the Certificate of the Company with the Secretary of State of the State of Delaware. The form of such Certificate of Amendment is attached as Annex A to this Proxy Statement.

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Risks to Stockholders of Non-Approval

If the proposed amendment to the Certificate described in this Increase Authorized Shares Proposal is not approved by our stockholders, it will impede the Company’s ability to raise equity capital should the need arise. If the Company is not able to raise equity capital, it may cause the loss of significant business opportunities, prevent the commercialization of our advanced technologies or completion of projects and limit our ability to execute on our business plan, any of which could adversely affect our financial performance, growth and ability to continue our operations. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Board does not intend or view the proposed increase in authorized common stock to be an anti-takeover measure.

Vote Required

Approval of this Increase Authorized Shares Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock casting votes in person (online during the virtual meeting) or by proxy on such proposal at the Special Meeting. This means that this Increase Authorized Shares Proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. This Increase Authorized Shares Proposal is a “routine” matter under New York Stock Exchange (“NYSE”) Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, we do not expect there to be any broker non-votes with respect to this proposal, however, if there are any broker non-votes, they will not be counted as votes cast and they will have no effect on the vote on this proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal.

☑	THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE INCREASE AUTHORIZED SHARES PROPOSAL.

Special Meeting Proxy Statement	11

Proposal 2

The Adjournment Proposal

Our Board is asking our stockholders to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Increase Authorized Shares Proposal (also referred to herein as Proposal 1). This proposal is referred to in this Proxy Statement as the “Adjournment Proposal” or “Proposal 2.” Under our second amended and restated by-laws, the chair of the Special Meeting also has the power to adjourn the Special Meeting, whether or not a quorum is present.

Approval of this Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast on the proposal by the stockholders who are present in person (by virtual presence online) or represented by proxy at the Special Meeting, whether or not a quorum is present. This Adjournment Proposal is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, we do not expect there to be any broker non-votes with respect to this proposal. Abstentions will have the effect of a vote “AGAINST” this proposal.

☑	THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Special Meeting Proxy Statement	12

ADDITIONAL INFORMATION AND OTHER MATTERS

GENERAL

Holders of the Company’s common stock as of the close of business on August 14, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of the Record Date, there were [450,144,264] shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:

●	Held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);
●	Held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders are encouraged to instruct their brokerage firm, bank or nominee on how to vote their shares; and
●	Held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2024 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2024 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 20, 2023. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our second amended and restated by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2024, you must submit a timely notice in accordance with the procedures described in our second amended and restated by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2024, such a proposal must be received on or after December 8, 2023, but not later than January 7, 2024. In the event that the date of the Annual Meeting of Stockholders to be held in 2024 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2024 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2024 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our second amended and restated by-laws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

HOUSEHOLDING

Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate Proxy Statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate Proxy Statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to

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householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call Broadridge at 1-800-542-1061.

If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

QUORUM AND VOTE REQUIRED

The holders of at least forty percent in voting power of the shares of common stock issued, outstanding and entitled to vote as of the Record Date present, in person (by virtual presence online) or by proxy, will constitute a quorum at the Special Meeting. Abstentions and broker non-votes (if any) are counted as present and entitled to vote for purposes of determining a quorum.

Approval of Proposal 1, the Increase Authorized Shares Proposal, requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person (online during the virtual meeting) or by proxy on such proposal at the Special Meeting. This means that the Increase Authorized Shares Proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions are not counted as votes cast and will have no effect on the vote on this proposal. We do not expect there to be any broker non-votes with respect to this proposal, however, if there are any broker non-votes, they will not be counted as votes cast and they will have no effect on the vote on this proposal.

Approval of Proposal 2, the Adjournment Proposal, requires the affirmative vote of a majority of the votes entitled to be cast on the proposal by the stockholders who are present in person (by virtual presence online) or represented by proxy at the Special Meeting, whether or not a quorum is present. Abstentions will have the effect of a vote “AGAINST” this proposal.

Each of the proposals is a “routine” matter under NYSE Rule 452 on which brokers may vote without instruction from beneficial owners. Therefore, we do not expect there to be any broker non-votes with respect to the proposals.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares, the broker may exercise its discretion to vote your shares in the absence of your instruction.

COUNTING VOTES

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal and a vote “AGAINST” will be counted against the applicable proposal. As noted above, an “ABSTAIN” vote will have no effect on the voting results for the Increase Authorized Shares Proposal/Proposal 1 and will have the effect of a vote “AGAINST” the Adjournment Proposal/Proposal 2.

All properly executed proxies returned in time to be counted at the Special Meeting will be voted by the persons identified on the proxy card at the Special Meeting. Shares represented by a properly executed proxy received prior to the vote at the Special Meeting and not revoked will be voted at the Special Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each of the proposals described in this Proxy Statement.

Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Special Meeting.

VOTING BY PROXY

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact and proxies in the proxy, Jason Few and Joshua Dolger, were selected by our Board.

A stockholder may change its voting instructions and revoke its proxy at any time prior to the vote at the Special Meeting. A stockholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person (by virtual presence online) at the Special Meeting. Attendance at the Special Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests

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or such stockholder votes in person (by virtual presence online) at the Special Meeting. For stockholders who hold their shares beneficially in street name, such stockholders may change their voting instructions by submitting new voting instructions to their broker, trustee or nominee following the instructions it has provided, or by attending the Special Meeting and voting.

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired Alliance Advisors, LLC to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $15,000 plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact Alliance Advisors, LLC, the proxy solicitation agent for the Company, by telephone at (888) 490-5067 (toll free) or by email at fcel@allianceadvisors.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no matters which will be presented for consideration at the Special Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Special Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

INFORMATION ABOUT ATTENDING THE SPECIAL MEETING

Admission to the Special Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, August 14, 2023. The Special Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Special Meeting by visiting the following website www.virtualshareholdermeeting.com/FCEL2023SM. To participate in the Special Meeting, you will need the 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Special Meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the Special Meeting. However, even if you plan to attend the virtual Special Meeting, the Company recommends that you submit your proxy in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

You are entitled to attend the virtual Special Meeting only if you were a stockholder as of the Record Date for the Special Meeting, which was August 14, 2023, or you hold a valid proxy for the Special Meeting. If you were a stockholder as of the Record Date, you may attend the Special Meeting, vote and submit a question during the Special Meeting by visiting www.virtualshareholdermeeting.com/FCEL2023SM and using your 16-digit control number to enter the Special Meeting.

If you have questions regarding admission to the Special Meeting you may contact the office of the Corporate Secretary at:

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

(203) 825-6000

corporatesecretary@fce.com

Please include the following information with your inquiry:

●	Your name and complete mailing address;
●	Your email address; and
●	Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

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ANNEX a – certificate of amendment of certificate of incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPoRATION

OF

FUELCELL ENERGY, INC.

It is hereby certified that:

1.The name of the corporation is FuelCell Energy, Inc. (the “Corporation”).
2.The Board of Directors of the Corporation has duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and calling for the stockholders of the Corporation to consider such amendment at a special meeting of the stockholders of the Corporation, which amendment would amend and restate the first sentence of Article Fourth of the Certificate of Incorporation of the Corporation, as amended, to read as follows:

“FOURTH:  The total number of shares of stock which the Corporation shall have the authority to issue is 1,000,250,000, separated into classes as follows: 1,000,000,000 shares of Common Stock, $.0001 par value (the “Common Stock”); and 250,000 shares of Preferred Stock, $.01 par value (the “Preferred Stock”).”

3.Pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (the “DGCL”), at which meeting the necessary number of shares as required by the DGCL were voted in favor of the amendment.
4.The amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL and shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned officer this ___ day of ___________, 20__.

By:
Name: Michael S. Bishop Title: Executive Vice President and Chief Financial Officer

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ONLINE ACCESS TO PROXY MATERIALS

To view this Proxy Statement visit

www.fuelcellenergy.com and click on the “Investors” tab on the top on the page, visit www.proxyvote.com, or scan the following QR code.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D95455-P83954 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY FUELCELL ENERGY, INC. 1b. Jason Few 1a. James H. England 1e. Cynthia Hansen 1c. Matthew F. Hilzinger 1f. Donna Sims Wilson 1d. Natica von Althann 1g. Betsy Bingham The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below, FOR each of Proposals 2 through 6, and “1 YEAR” on Proposal 7. 1. To elect seven directors to serve until the 2024 Special Meeting of Stockholders and until their successors are duly elected and qualified Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 3. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan 4. To approve the amendment and restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan 5. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 500,000,000 shares to 1,000,000,000 shares 6. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement NOTE: To transact such other business as may properly come before the Special Meeting or any adjournment thereof. 7. To vote, on a non-binding advisory basis, on the frequency with which future advisory votes on the compensation of FuelCell Energy, Inc.’s named executive officers will be conducted 2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2023 ! ! ! ! 1 Year 2 Years 3 Years Abstain SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/FCEL2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D95456-P83954 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, April 6, 2023: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. FUELCELL ENERGY, INC. PROXY FOR THE APRIL 6, 2023 SPECIAL MEETING OF STOCKHOLDERS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jason Few and Joshua Dolger, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Special Meeting of Stockholders to be held on Thursday, April 6, 2023, at 1:00 p.m. Eastern Daylight Time virtually at www.virtualshareholdermeeting.com/FCEL2023 and at any adjournment or postponement thereof. This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2, 3, 4, 5, and 6, "1 Year" on Proposal 7 and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof. This proxy may be used by stockholders of record as of February 10, 2023. Continued and to be signed on reverse side

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